UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

Reservoir Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Varick Street 9th Floor New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 675-0541

(Registrant’s telephone number, including area code)

Roth CH Acquisition II Co.

888 San Clemente Drive, Suite 400

Newport Beach, California 92660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RSVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	RSVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On July 28, 2021 (the “Closing Date”), Reservoir Media, Inc. (formerly known as Roth CH Acquisition II Co., a Delaware corporation, “ROCC”), a Delaware corporation (“RMI” or the “Company”), consummated its previously announced acquisition of Reservoir Holdings, Inc., a Delaware corporation (“Reservoir Holdings”), pursuant to the agreement and plan of merger, dated as of April 14, 2021 (the “Merger Agreement”), by and among ROCC, Roth CH II Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ROCC (“Merger Sub”), and Reservoir Holdings. In connection with the consummation of the transactions contemplated by the Merger Agreement, Merger Sub was merged with and into Reservoir Holdings and, as a result, the separate corporate existence of Merger Sub ceased and Reservoir Holdings survived the merger as a wholly-owned subsidiary of ROCC (the “Business Combination”). In addition, in connection with the consummation of the Business Combination, “Roth CH Acquisition II Co.” was renamed “Reservoir Media, Inc.”

Unless the context otherwise requires, references to (i) “RMI” or the “Company” mean Reservoir Media, Inc., a Delaware corporation, and its consolidated subsidiaries following the consummation of the Business Combination and (ii) “ROCC” mean Roth CH Acquisition II Co., a Delaware corporation, and its subsidiaries prior to the consummation of the Business Combination.

Due to the large number of events reported under the specified items of this Current Report on Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Current Report on Form 8-K is being submitted for filing on the same date to include additional matters under Items 5.03 and 8.01 of the Current Report on Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Business Combination and various other transactions and events contemplated by the Merger Agreement which took place on the Closing Date and is incorporated herein by reference.

RMM Credit Agreement

In connection with the consummation of the Business Combination, Reservoir Media Management, Inc., a Delaware corporation and a wholly-owned subsidiary of Reservoir Holdings (“RMM”), completed a refinancing of its existing senior secured revolving credit facility (the “Debt Refinancing”), pursuant to that certain Fourth Amended and Restated Credit Agreement, dated as of July 28, 2021 (the “RMM Credit Agreement”), by and among RMM, RMI, the lenders party thereto from time to time and Truist Bank, as administrative agent. The RMM Credit Agreement provides RMM with a senior secured revolving credit facility in the amount of US$248,750,000 (such facility, the “Senior Credit Facility”).

The Senior Credit Facility has a scheduled maturity date of October 16, 2024. In addition to payment of the fees and expenses related to the Debt Refinancing, proceeds of the Senior Credit Facility may be used to finance RMM’s music publishing investments and for other general corporate purposes.

Borrowings under the RMM Credit Agreement bear interest at a rate equal to either the sum of a base rate plus a margin of 1.25% or the sum of a LIBO rate plus a margin of 2.25%. RMM is also required to pay an unused fee in respect of unused commitments under the RMM Credit Facility, if any, at a rate of 0.25% per annum.

Each of RMI, Reservoir Holdings and certain subsidiaries of RMM have provided guarantees of RMM’s obligations under the RMM Credit Agreement. Substantially all tangible and intangible assets of RMI, Reservoir Holdings, RMM and the other guarantors are pledged as collateral to secure the obligations of RMM under the RMM Credit Agreement, including accounts, receivables, cash and cash equivalents, deposit accounts, securities accounts, commodities accounts, inventory and certain intercompany debt owing to RMI or its subsidiaries.

The RMM Credit Agreement contains customary covenants limiting the ability of RMI, Reservoir Holdings, RMM and certain of its subsidiaries to, among other things, incur debt or liens, merge or consolidate with others, make investments, make cash dividends, redeem or repurchase capital stock, dispose of assets, enter into transactions with affiliates or enter into certain restrictive agreements. In addition, RMI, on a consolidated basis with its subsidiaries, must comply with financial covenants requiring RMI to maintain (i) a total leverage ratio of no greater than 6.00:1.00 as of the end of each fiscal quarter, (ii) a fixed charge coverage ratio of not less than 1.25:1.00 for each four fiscal quarter period and (iii) a consolidated senior debt to library value ratio of 0.55, subject to certain adjustments. If RMM does not comply with the covenants in the RMM Credit Agreement, the lenders may, subject to customary cure rights, require the immediate payment of all amounts outstanding under the Senior Credit Facility.

The foregoing description of the RMM Credit Agreement does not purport to be complete and is qualified in its entirety by the full text of the RMM Credit Agreement, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

In connection with the consummation of the Business Combination, RMI expects to enter into indemnification agreements with each of RMI’s directors and executive officers. Each indemnification agreement will provide for indemnification and advancements by RMI of certain expenses and costs relating to claims, suits or proceedings arising from the director’s or executive officer’s service to RMI or, at RMI’s request, service to other entities, as directors or executive officers, to the maximum extent permitted by applicable law.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 27, 2021, ROCC held a special meeting of stockholders (the “Special Meeting”), at which the stockholders of ROCC considered and adopted, among other things, a proposal to approve the Business Combination and the other transactions contemplated by the Merger Agreement and related agreements described in the definitive proxy statement relating to the Business Combination (the “Proxy Statement”) filed by ROCC with the Securities and Exchange Commission (the “SEC”) on July 8, 2021. Certain terms and conditions of the Merger Agreement are described in the Proxy Statement in the section titled “Proposal 1—The Business Combination Proposal” beginning on page 75 thereof, which description is incorporated herein by reference. The parties consummated the Business Combination on July 28, 2021 and, in connection with the consummation of the Business Combination, “Roth CH Acquisition II Co.” was renamed “Reservoir Media, Inc.”

Immediately prior to the effective time of the Business Combination (the “Effective Time”), each share of Series A preferred stock, par value $0.00001 per share, of Reservoir Holdings that was issued and outstanding immediately prior to the Effective Time was automatically converted immediately prior to the Effective Time into a number of shares of common stock, par value $0.00001 per share, of Reservoir Holdings (the “Reservoir Holdings Common Stock”) at the then-effective conversion rate as calculated pursuant to Reservoir Holdings’ second amended and restated certificate of incorporation as in effect as of the Effective Time (the “Reservoir Holdings Preferred Stock Conversion”).

At the Effective Time (and, for the avoidance of doubt, following the Reservoir Holdings Preferred Stock Conversion):

•	each share of the Reservoir Holdings Common Stock (including the Reservoir Holdings Common Stock resulting from the Reservoir Holdings Preferred Stock Conversion) that was issued and outstanding immediately prior to the Effective Time (other than any shares held in treasury immediately prior to the consummation of the Business Combination) was canceled and converted into the right to receive 196.06562028646 shares of common stock, par value $0.0001 per share, of RMI (the “RMI Common Stock”);

•	each share of the Reservoir Holdings Common Stock held in the treasury of Reservoir Holdings immediately prior to the Effective Time, if any, was cancelled without any conversion thereof and no payment or distribution was made with respect thereto;

•	each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and non-assessable share of the Reservoir Holdings Common Stock; and

•	each option to acquire a share of the Reservoir Holdings Common Stock pursuant to the Reservoir Holdings, Inc. 2019 Long Term Incentive Plan (a “Reservoir Holdings Option”) that was outstanding immediately prior to the Effective Time was converted into an option to purchase a number of shares of the RMI Common Stock (such option, an “RMI Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of the Reservoir Holdings Common Stock subject to such Reservoir Holdings Option immediately prior to the Effective Time and (y) the exchange ratio of 196.06562028646 at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Reservoir Holdings Option immediately prior to the Effective Time divided by (B) exchange ratio of 196.06562028646.

In connection with the consummation of the Business Combination, an aggregate of 44,714,705 shares of the RMI Common Stock was issued to the stockholders of Reservoir Holdings (the “Merger Consideration Shares”), resulting in the former stockholders of Reservoir Holdings owning approximately 69.8% of RMI following the Business Combination.

In connection with the consummation of the Business Combination, holders of 10,295,452 shares of common stock, par value $0.0001 per share, of ROCC (the “ROCC Common Stock”) sold in ROCC’s initial public offering consummated in December 2020 properly exercised their right to have their shares of ROCC Common Stock redeemed at a redemption price of approximately $10.00 per share, or approximately $103.0 million in the aggregate.

Pursuant to the subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain accredited investors agreed to subscribe for an aggregate of 15,000,000 shares of the ROCC Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $150.0 million (the “PIPE Investment”). The Company consummated the PIPE Investment immediately prior to the consummation of the Business Combination. The placement agents in the PIPE Investment, Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC, received customary fees in connection with the closing of the PIPE Investment in the amount of approximately $5.8 million in the aggregate.

After giving effect to the issuance of the Merger Consideration Shares, the redemption of the ROCC Common Stock and the consummation of the PIPE Investment, there were 64,069,253 shares of the RMI Common Stock issued and outstanding as of the date of this Current Report on Form 8-K. The RMI Common Stock and RMI’s warrants are expected to commence trading on the Nasdaq Capital Market LLC under the symbols “RSVR” and “RSVRW,” respectively, on July 29, 2021, subject to ongoing review of RMI’s satisfaction of all listing criteria following the consummation of the Business Combination, in lieu of the ROCC Common Stock and ROCC’s warrants, respectively. ROCC’s units have automatically separated into the ROCC Common Stock and ROCC’s warrants and ceased trading separately on the Nasdaq Capital Market LLC following the consummation of the Business Combination.

Form 10 Information

Item 2.01(f) of Form 8-K states that, if the registrant was a shell company, as the Company was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on the Form 10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the Company is providing below the information that would be included in the Form 10 if it were to file the Form 10. Please note that the information provided below relates to the Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the information incorporated into this Current Report on Form 8-K, contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, and includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are based on the current expectations and beliefs of the Company’s management and are inherently subject to a number of risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual financial condition and results of operations to be materially different from those expressed or implied by these forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The risks, uncertainties and/or assumptions include, among others, the following:

•	the Company’s ability to achieve the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees;

•	costs related to the Business Combination;

•	expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities, competitors, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures;

•	the Company’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	risks related to the organic and inorganic growth of the Company’s business and the timing of expected business milestones;

•	limited liquidity and trading of the Company’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that the Company may be adversely affected by other economic, business and/or competitive factors;

•	litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources; and

•	risks that the COVID-19 pandemic and local, state and federal responses to addressing the COVID-19 pandemic may have an adverse effect on the Company’s business and prospects as well as the Company’s financial condition and results of operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the Company’s management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Business

The business of the Company following the consummation of the Business Combination is described in the Proxy Statement in the section titled “Information About Reservoir” beginning on page 133 thereof, which description is incorporated herein by reference.

Risk Factors

The risk factors relating to the Company’s business and operations, the Business Combination and the RMI Common Stock are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 30 thereof, which description is incorporated herein by reference. A summary of the risks associated with the Company’s business and operations, the Business Combination and the RMI Common Stock is also set forth in the Proxy Statement in the section titled “Summary of This Proxy Statement—Risk Factors” beginning on page 23 thereof, which description is incorporated herein by reference.

Properties

The Company’s principal executive offices and worldwide headquarters are located at 75 Varick Street, 9th Floor, New York, New York 10013, under a lease the term of which commenced on January 26, 2018 and ends on October 31, 2022. The lease also includes a single renewal option for the Company to extend the term for an additional five-year period, subject to another tenant’s expansion option contained in such other tenant’s lease. In addition, under certain conditions, the Company has the ability to lease additional space in the building.

The Company also leases other properties and facilities elsewhere in the United States and throughout the world as necessary to operate its business. The Company considers such leased properties and facilities adequate for its current needs.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of Reservoir Holdings prior to the consummation of the Business Combination is described in the Proxy Statement in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Reservoir” beginning on page 154 thereof, which description is incorporated herein by reference.

Financial Information

Historical Financial Information

The information set forth in clause (a) of Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, the selected historical consolidated financial information of Reservoir is set forth in the Proxy Statement in the section titled “Selected Historical Consolidated Financial Information of Reservoir” beginning on page 27 thereof, which information is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in clause (b) of Item 9.01 and Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth information known to the Company regarding the beneficial ownership of the RMI Common Stock immediately following the consummation of the Business Combination by:

•	each person or “group,” as such term is used in Section 13(d)(3) of the Exchange Act, known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the RMI Common Stock;

•	each of RMI’s directors and named executive officers; and

•	all of RMI’s directors and named executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over such security, including options and warrants that are exercisable as of the Closing Date or exercisable within sixty (60) days following the Closing Date. In computing the number of shares of the RMI Common Stock beneficially owned by a person or entity and the percentage ownership of such person or entity in the table below, all shares of the RMI Common Stock subject to options held by such person or entity were deemed to be outstanding and beneficially owned by the persons or entities holding such options for the purpose of computing the number of shares of the RMI Common Stock beneficially owned and the percentage ownership of such person or entity. However, they are not deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person or entity.

The beneficial ownership of the RMI Common Stock is based on 64,069,253 shares of the RMI Common Stock issued and outstanding as of the Closing Date immediately following the consummation of the Business Combination, after giving effect to the issuance of the Merger Consideration Shares, the redemption of the ROCC Common Stock and the consummation of the PIPE Investment.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person or entity listed below has sole voting and investment power with respect to such shares of the RMI Common Stock. Unless otherwise noted, the address of each beneficial owner is c/o Reservoir Media, Inc., 75 Varick Street, 9th Floor, New York, New York 10013.

Name of Beneficial Owners	Number of Shares of RMI Common Stock Beneficially Owned	Percentage of RMI Common Stock Issued and Outstanding
Directors and Named Executive Officers:
Golnar Khosrowshahi(1)	352,918	*
Rell Lafargue(1)	352,918	*
Jim Heindlmeyer(1)	56,466	*
Stephen M. Cook(2)	984,146	1.5%
Helima Croft	—	—
Ezra S. Field	—	—
Neil de Gelder	—	—
Jennifer G. Koss	—	—
Adam Rothstein(3)	239,059	*
Ryan P. Taylor(4)	13,592,793	21.2%
Directors and executive officers as a group (10 individuals)	15,578,300	24.3%
5% Stockholders:
Wesbild Inc.(5)	28,226,573	44.1%
ER Reservoir LLC(4)	13,592,793	21.2%
Caledonia US, LP and Caledonia (Private) Investments Pty Limited, on behalf of various funds they manage(6)	3,700,000	5.8%

* Less than one percent.

(1)	Represents shares of the RMI Common Stock that could be received upon exercise of the RMI Exchanged Options.

(2)	Consists of the Merger Consideration Shares, which were distributed by RS Reservoir, LLC, a stockholder of Reservoir Holdings prior to the consummation of the Business Combination, to Mr. Stephen M. Cook and BTCSJC Music LLC contemporaneously with the consummation of the Business Combination. Mr. Cook has sole voting and dispositive power over the shares of RMI Common Stock owned by BTCSJC Music LLC. The address of each of Mr. Cook and BTCSJC Music LLC is 617 Blanco Street, Austin, Texas 78703.

(3)	Consists of 88,189 shares of the ROCC Common Stock acquired in connection with the consummation of ROCC’s initial public offering in December 2020, 25,000 shares of the RMI Common Stock issued in the PIPE Investment, 31,000 shares of the ROCC Common Stock acquired through open market purchases and 120,849 shares of the ROCC Common Stock issuable upon the exercise of the ROCC’s warrants exercisable thirty (30) days following the consummation of the Business Combination.

(4)	Consists of the Merger Consideration Shares, which were distributed by RS Reservoir, LLC, a stockholder of Reservoir Holdings prior to the consummation of the Business Combination, to ER Reservoir LLC contemporaneously with the consummation of the Business Combination. Mr. Taylor shares voting and dispositive power over the shares of RMI Common Stock owned by ER Reservoir LLC. The address of each of ER Reservoir LLC and Mr. Taylor is c/o Richmond Hill Investment Co., LP, 375 Hudson Street, 12th Floor, New York, New York 10014.

(5)	Consists of the Merger Consideration Shares. Hassan Khosrowshahi is the father of Golnar Khosrowshahi and the chairman of Wesbild Inc.
(6)

Caledonia US, LP and Caledonia (Private) Investments Pty Limited, on behalf of various funds they manage, hold the shares of the RMI Common Stock. The address of Caledonia US, LP is 650 Madison Avenue, 24th Floor, New York, New York 10022, and the address of Caledonia (Private) Investments Pty Limited is Level 10, 131 Macquarie, Sydney NSW 2000.

Directors and Executive Officers

The Company’s directors and executive officers upon the consummation of the Business Combination are described in the Proxy Statement in the section titled “Management of the Combined Company” beginning on page 174 thereof, which description is incorporated herein by reference.

In connection with, and effective upon the consummation of the Business Combination, each of ROCC’s directors and executive officers resigned. Mr. Adam Rothstein is a member of the board of directors of RMI following the consummation of the Business Combination pursuant to the approval of the stockholders of ROCC at the Special Meeting.

In addition, the size of the board of directors of RMI was increased to nine members effective immediately following the consummation of the Business Combination, and the board of directors of RMI appointed Ms. Helima Croft to the board of directors of RMI.

Directors

Pursuant to the approval of the stockholders of ROCC at the Special Meeting, the following persons were appointed to the board of directors of RMI, divided into three classes as follows:

•	the Class I directors are Mr. Rell Lafargue and Mr. Neil de Gelder, and their terms will expire at the annual meeting of stockholders of RMI to be held in 2022;

•	the Class II directors are Mr. Stephen M. Cook, Ms. Jennifer G. Koss and Mr. Adam Rothstein, and their terms will expire at the annual meeting of stockholders of RMI to be held in 2023; and

•	the Class III directors are Ms. Golnar Khosrowshahi, Mr. Ezra S. Field and Mr. Ryan P. Taylor, and their terms will expire at the annual meeting of stockholders of RMI to be held in 2024.

In addition, the board of directors of RMI appointed Ms. Helima Croft to the board of directors of RMI as the Class I director immediately following the consummation of the Business Combination, and her term will expire at the annual meeting of stockholders of RMI to be held in 2022.

Biographical information for these individuals, other than Ms. Helima Croft, is set forth in the Proxy Statement in the section titled “Management of the Combined Company—Overview of Executive Officers and Directors” beginning on page 174 thereof, which information is incorporated herein by reference.

Biographical information for Ms. Helima Croft is set forth below.

Helima Croft, 50, joined the board of directors of RMI following the consummation of the Business Combination. Ms. Croft has been a Managing Director and the Head of Global Commodity Strategy and Middle East and North Africa Research at RBC Capital Markets since 2014. Ms. Croft has also been a CNBC contributor since 2016. Prior to her current roles, Ms. Croft was a Managing Director and Head of North American Commodities Research at Barclays from 2008 until 2014 and worked in Lehman Brother’s Business Intelligence Group from 2005 until 2008.  Ms. Croft also served as a senior economic analyst at the Central Intelligence Agency from 2001 until 2005, and served as a National Intelligence Fellow at the Council on Foreign Relations from 2003 until 2004. Ms. Croft has served as a member of the board of directors and a member of the Executive Committee of the Atlantic Council since 2018 and as a member of the National Petroleum Council since 2016. Ms. Croft is a Life Member of the Council on Foreign Relations and a member of the Trilateral Commission. Ms. Croft has received a number of industry accolades, including Breaking Energy’s Top Ten New York Women in Energy and Oil and Gas Investor’s Top 25 Most Influential Women in Energy for 2019. Ms. Croft graduated from the University of Edinburgh in 1993 and earned her PhD in Economic History from the Princeton University in 2001.

Independence of Directors

The listing standards of the Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of the board of directors of RMI be independent. An “independent director” is defined generally as a person, other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of such company's board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The board of directors of RMI has determined that each of Mr. Stephen M. Cook, Ms. Helima Croft, Mr. Ezra S. Field, Mr. Neil de Gelder, Ms. Jennifer G. Koss, Mr. Adam Rothstein and Mr. Ryan P. Taylor is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules.

Committees of the Board of Directors of RMI

Effective as of the consummation of the Business Combination, the standing committees of the board of directors of RMI consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the board of directors of RMI.

Audit Committee

The primary purpose of the Audit Committee is to discharge the responsibilities of the board of directors of RMI with respect to the accounting, financial and other reporting and internal control practices and to oversee RMI’s independent registered public accounting firm. Effective as of the consummation of the Business Combination, the board of directors of RMI appointed Ezra S. Field, Mr. Neil de Gelder and Mr. Adam Rothstein to serve on the Audit Committee. Mr. Neil de Gelder serves as the chair of the Audit Committee. The board of directors of RMI has determined that Mr. Adam Rothstein is an “audit committee financial expert” within the meaning of the SEC rules and regulations. In addition, the board of directors of RMI has determined that each proposed member of the Audit Committee has the requisite financial expertise required under the applicable requirements of Nasdaq.

Compensation Committee

The primary purpose of the Compensation Committee is to discharge the responsibilities of the board of directors of RMI with respect to overseeing RMI’s compensation policies, plans and programs and reviewing and determining the compensation to be paid to RMI’s directors, executive officers and other senior management, as appropriate. Effective as of the consummation of the Business Combination, the board of directors of RMI appointed Mr. Stephen M. Cook, Mr. Ezra S. Field and Mr. Neil de Gelder to serve on the Compensation Committee. Mr. Ezra S. Field serves as the chair of the Compensation Committee. The board of directors of RMI has determined that each member of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Nominating and Corporate Governance Committee

The primary purpose of the Nominating and Corporate Governance Committee is to discharge the responsibilities of the board of directors of RMI with respect to identifying individuals qualified to become members of the board of directors of RMI, reviewing the leadership structure of the board of directors of RMI and developing a set of corporate governance guidelines. Effective as of the consummation of the Business Combination, the board of directors of RMI appointed Mr. Stephen M. Cook, Mr. Neil de Gelder and Mr. Ryan P. Taylor to serve on the Nominating and Corporate Governance Committee. Mr. Stephen M. Cook serves as the chair of the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the consummation of the Business Combination, the board of directors of RMI appointed Ms. Golnar Khosrowshahi to serve as the Chief Executive Officer, Mr. Rell Lafargue to serve as the President and Chief Operating Officer and Mr. Jim Heindlmeyer to serve as the Chief Financial Officer. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management of the Combined Company—Overview of Executive Officers and Directors” beginning on page 174 thereof, which information is incorporated herein by reference.

Compensation of Directors and Named Executive Officers

Except as set forth below under “—Compensation of Directors,” the compensation of the directors and named executive officers of (i) Reservoir Holdings prior to the consummation of the Business Combination and (ii) RMI following the consummation of the Business Combination is described in the Proxy Statement in the sections titled “Management of Reservoir—Compensation of Executive Officers and Directors” and “Management of the Combined Company—Executive Compensation” beginning on pages 149 and 180 thereof, respectively, which description is incorporated herein by reference.

Compensation of Directors

Following the consummation of the Business Combination, RMI anticipates that each of RMI’s non-employee directors will receive a fee in the amount of $20,000 per annum for his or her service on the board of directors of RMI and an annual equity grant of restricted stock units in the amount of $80,000. The chair of each of the board of directors of RMI, the Audit Committee and the Compensation Committee will each receive an additional retainer in the amount of $15,000. In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services and receive indemnification as a director in accordance with RMI’s indemnification policies in effect from time to time.

As described in the Proxy Statement in the section titled “Management of Reservoir—Narrative to Summary Compensation Table—Employment Agreements” beginning on page 149 thereof, which description is incorporated herein by reference, Reservoir Media Management, Inc., a wholly-owned subsidiary of Reservoir Holdings, entered into employment agreements with each of Ms. Khosrowshahi, Mr. Lafargue and Mr. Heindlmeyer effective as of April 1, 2021. The employment agreements set forth various employment terms that were effective as of the time the employment agreements were entered into, and such terms will generally continue in force following the consummation of the Business Combination. Copies of the employment agreements are filed as Exhibit 10.8 through 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.

At the Special Meeting, the stockholders of ROCC approved the Reservoir Media, Inc. 2021 Omnibus Incentive Plan (the “Equity Incentive Plan”). The description of the Equity Incentive Plan is set forth in the Proxy Statement in the section titled “Proposal 5—The Incentive Plan Proposal” beginning on page 112 thereof, which description is incorporated herein by reference. A copy of the full text of the Equity Incentive Plan is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with the Merger Agreement, the board of directors of Reservoir Holdings approved the conversion of each Reservoir Holdings Option granted pursuant to the Reservoir Holdings, Inc. 2019 Long Term Incentive Plan into rollover RMI Exchanged Options under the Equity Incentive Plan, effective as of the consummation of the Business Combination, with the same general terms and conditions corresponding to the original Reservoir Holdings Options, but modified, as necessary, to reflect the Business Combination. Following the consummation of the Business Combination, RMI expects that the board of directors of RMI will make additional grants of awards under the Equity Incentive Plan to eligible participants.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Party Transactions” beginning on page 186 thereof, which description is incorporated herein by reference.

The information set forth in the section titled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Legal Proceedings

From time to time, the Company may be involved in various legal and administrative proceedings, lawsuits and claims incidental to the conduct of its business. Some of these proceedings, lawsuits or claims may be material and involve highly complex issues that are subject to substantial uncertainties and could result in damages, fines, penalties, non-monetary sanctions or relief. The Company recognizes provisions for claims or pending litigation when it determines that an unfavorable outcome is probable, and the amount of loss can be reasonably estimated. Due to the inherent uncertain nature of litigation, the ultimate outcome or actual cost of settlement may materially vary from estimates. The Company is not subject to any material pending legal and administrative proceedings, lawsuits or claims as of the date of this Current Report on Form 8-K.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The RMI Common Stock and RMI’s warrants are expected to commence trading on the Nasdaq Capital Market LLC under the symbols “RSVR” and “RSVRW,” respectively, on July 29, 2021, subject to ongoing review of RMI’s satisfaction of all listing criteria following the consummation of the Business Combination, in lieu of the ROCC Common Stock and ROCC’s warrants, respectively. ROCC’s units have automatically separated into the ROCC Common Stock and ROCC’s warrants and ceased trading separately on the Nasdaq Capital Market LLC following the consummation of the Business Combination.

ROCC has not paid any cash dividends on the shares of the ROCC Common Stock prior to the consummation of the Business Combination. The payment of any cash dividends following the consummation of the Business Combination will be within the discretion of the board of directors of RMI. RMI currently expects to retain future earnings to finance its operations and grow its business and does not expect to declare or pay cash dividends for the foreseeable future.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Current Report on Form 8-K relating to the issuance of the RMI Common Stock in connection with the consummation of the Business Combination is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is set forth in the Proxy Statement in the section titled “Description of the Combined Company’s Securities” beginning on page 200 thereof, which description is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification arrangements with respect to RMI’s directors and officers are set forth in the Proxy Statement in the section titled “Certain Relationships and Related Party Transactions—The Combined Company’s Relationships and Related Party Transactions—Indemnification Agreements” beginning on page 186 thereof, which description is incorporated herein by reference.

The information set forth in the section titled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K relating to the financial information of the Company is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the RMM Credit Agreement is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K with respect to the issuance of the RMI Common Stock in connection with the consummation of the Business Combination is incorporated herein by reference. The RMI Common Stock issued in connection with the consummation of the Business Combination was issued in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act in transactions not requiring registration under Section 5 of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders

On July 28, 2021, in connection with the consummation of the Business Combination, the Company amended and restated ROCC’s amended and restated certificate of incorporation (as so amended and restated, the “Second Amended and Restated Certificate of Incorporation”) and ROCC’s amended and restated bylaws (as so amended and restated, the “Amended and Restated Bylaws”). The material terms of each of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are set forth in the Proxy Statement in the sections titled “Proposal 2—The Charter Proposal” and “Description of the Combined Company’s Securities” beginning on pages 105 and 200 thereof, respectively, which description is incorporated herein by reference. Copies of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The RMI Common Stock and RMI’s warrants are expected to commence trading on the Nasdaq Capital Market LLC under the symbols “RSVR” and “RSVRW,” respectively, on July 29, 2021, subject to ongoing review of RMI’s satisfaction of all listing criteria following the consummation of the Business Combination, in lieu of the ROCC Common Stock and ROCC’s warrants, respectively. ROCC’s units have automatically separated into the ROCC Common Stock and ROCC’s warrants and ceased trading separately on the Nasdaq Capital Market LLC following the consummation of the Business Combination.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note to this Current Report on Form 8-K and Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Business Combination, all of the directors and executive officers of ROCC resigned. RMI’s directors and executive officers following the consummation of the Business Combination are set forth in the Proxy Statement in the section titled “Management of the Combined Company—Overview of Executive Officers and Directors” beginning on page 174 thereof, which description is incorporated herein by reference. In addition, the board of directors of RMI appointed Ms. Helima Croft to the board of directors of RMI as the Class I director immediately following the consummation of the Business Combination.

The stockholders of ROCC approved the Equity Incentive Plan at the Special Meeting, and the Company adopted the Equity Incentive Plan in connection with the consummation of the Business Combination. The description of the Equity Incentive Plan is set forth in the Proxy Statement in the section titled “Proposal 5—The Incentive Plan Proposal” beginning on page 112 thereof, which description is incorporated herein by reference.

In addition, the information set forth in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the consummation of the Business Combination, the Company ceased to be a shell company following the consummation of the Business Combination. Certain terms and conditions of the Merger Agreement and the transactions contemplated by the Merger Agreement are described in the Proxy Statement in the section titled “Proposal 1—The Business Combination Proposal” beginning on page 75 thereof, which description is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Reservoir Holdings as of and for the years ended March 31, 2021 and 2020 are included in the Proxy Statement beginning on page F-38 thereof and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and the year ended December 31, 2020 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 14, 2021, by and among Roth CH Acquisition II Co., Roth CH II Merger Sub Corp. and Reservoir Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on April 15, 2021).*
3.1	Second Amended and Restated Certificate of Incorporation of Reservoir Media, Inc.
3.2	Amended and Restated Bylaws of Reservoir Media, Inc.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Amendment No. 1 to Roth CH Acquisition II Co.’s Registration Statement on Form S-1 filed with the SEC on December 7, 2020).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Amendment No. 1 to Roth CH Acquisition II Co.’s Registration Statement on Form S-1 filed with the SEC on December 7, 2020).
4.3	Warrant Agreement, dated as of December 10, 2020, by and between Continental Stock Transfer & Trust Company and Roth CH Acquisition II Co. (incorporated by reference to Exhibit 4.1 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on December 16, 2020).
4.4	Stockholders Agreement, dated as of April 14, 2021, by and among Roth CH Acquisition II Co., Reservoir Holdings, Inc. and CHLM Sponsor-1 LLC (incorporated by reference to Exhibit 10.5 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on April 15, 2021).
4.5	Lockup Agreement, dated as of April 14, 2021, by and among Roth CH Acquisition II Co. and Reservoir Holdings, Inc.’s executive officers and securityholders (incorporated by reference to Exhibit 10.2 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on April 15, 2021).
10.1	Letter Agreements, dated December 10, 2020, by and among Roth CH Acquisition II Co., Roth Capital Partners, LLC, Craig-Hallum Capital Group LLC and Roth CH Acquisition II Co.’s executive officers, directors and securityholders (incorporated by reference to Exhibit 10.1 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on December 16, 2020).
10.2	Stock Escrow Agreement, dated as of December 10, 2020, by and among Roth CH Acquisition II Co., Continental Stock Transfer & Trust Company, as escrow agent, and the initial securityholders of Roth CH Acquisition II Co. (incorporated by reference to Exhibit 10.3 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on December 16, 2020).
10.3	Amended and Restated Registration Rights Agreement, dated as of April 14, 2021, by and among Roth CH Acquisition II Co., Roth CH Acquisition II Co.’s executive officers, directors and securityholders and Reservoir Holdings, Inc.’s securityholders (incorporated by reference to Exhibit 10.6 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on April 15, 2021).
10.4	Form of Subscription Agreement, dated as of April 14, 2021, entered into by Roth CH Acquisition II Co. in connection with the PIPE Investment (incorporated by reference to Exhibit 10.3 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on April 15, 2021).
10.5	Form of Registration Rights Agreement, dated as of April 14, 2021, entered into by Roth CH Acquisition II Co. in connection with the PIPE Investment (incorporated by reference to Exhibit 10.4 to Roth CH Acquisition II Co.’s Current Report on Form 8-K filed with the SEC on April 15, 2021).
10.6	Fourth Amended and Restated Credit Agreement, dated as of July 28, 2021, by and among Reservoir Media Management, Inc., Reservoir Media, Inc., the lenders party thereto from time to time and Truist Bank, as administrative agent.*
10.7	Reservoir Holdings, Inc. 2021 Omnibus Incentive Plan.
10.8	Letter of Employment, dated April 1, 2021, by and between Reservoir Media Management, Inc. and Golnar Khosrowshahi (incorporated by reference to Exhibit 10.13 to Roth CH Acquisition II Co.’s Registration Statement on Form S-1 filed with the SEC on July 1, 2021).
10.9	Amended and Restated Letter of Employment, dated April 1, 2021, by and between Reservoir Media Management, Inc. and Rell Lafargue (incorporated by reference to Exhibit 10.14 to Roth CH Acquisition II Co.’s Registration Statement on Form S-1 filed with the SEC on July 1, 2021).
10.10	Amended Letter of Employment, dated April 1, 2021, by and between Reservoir Media Management, Inc. and Jim Heindlmeyer (incorporated by reference to Exhibit 10.15 to Roth CH Acquisition II Co.’s Registration Statement on Form S-1 filed with the SEC on July 1, 2021).
21.1	Subsidiaries of Reservoir Media, Inc.
99.1	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and the year ended December 31, 2020.

*	Certain of the exhibits and schedules to this Exhibit 2.1 have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESERVOIR MEDIA, INC.

Date: July 28, 2021	By:	/s/ Golnar Khosrowshashi
Name: Golnar Khosrowshashi
Title: Chief Executive Officer